UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:   12/31/2011

Item 1.  Reports to Stockholders.

BTS Bond Asset Allocation Fund

Annual Report

December 31, 2011

1-877-BTS-9820

(1-877-287-9820)

www.btsfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Bond Asset Allocation Fund, and take a moment to review some of the strategies employed and achievements gained during 2011.

Whenever trading and investing systems seek preservation of capital there may be times of defense wherein returns are missed in preference to safety of assets. In the long run, over 32 years of investing with this type of strategy with BTS Indicators has created competitive returns. Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

BTS was invested primarily in the high yield sector at the beginning of 2011.   Consequently some of our indicators and models issued stop loss orders near the end of the second quarter as volatility took place and BTS sought preservation of capital.

In mid-2011 we commented that, ‘GDP has been revised down for Q1 and Q2 of 2011, which suggests markets are likely to discount slower growth. As stocks correct, high yield bonds also begin to decline. This correlation eventually will create a better valuation proposition as the story changes to positive and indicators and models pick up on a steady trend.’

Additionally we mentioned, ‘Sovereign debt issues in the U.S. and abroad are testing the markets as high debt payments with low growth prospects create risk of default, e.g. less tax receipts to balance budgets and make interest payments. These factors, and not the least of which the condition of the real estate markets and consequently home balance sheets and this effect on the demand factor, are likely to create a need for defensive strategies through 2011 and beyond.’

The stock market and corporate high yield bonds corrected during the third quarter of 2011, as the extent of an EU recession’s affect on the US economy became a question of concern. From their summer highs, the S&P 500 was down about 20%, and high yield indexes depreciated around 10%.  We were able to avoid these significant drawdowns by taking defensive positions for most of the third quarter.  However, US Government bond prices increased dramatically during the third quarter, but we were not invested in this bond sector for the majority of these increases.  This was the main contributing factor in the Fund underperforming its benchmark for 2011.

At the beginning of the fourth quarter of 2011, BTS Indicators bought in to high yields after some stabilization and the BTS Bond Asset Allocation Fund performed at the top of its peer group in December.

We hope to achieve further gains but indicators will attempt to preserve your investment in response to high levels of risk and volatility wherein we believe it is better to be defensive.

Sincerely,

Matthew Pasts  CMT

CEO, BTS Asset Management

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large‐cap stocks. You cannot invest directly in an index.

0318-NLD-2/24/2012

BTS Bond Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2011

The Fund's performance figures* for the year ended December 31, 2011, compared to its benchmark:

	One Year	Since Inception ***
BTS Bond Asset Allocation Fund Class A	0.72%	1.50%
BTS Bond Asset Allocation Fund Class A (with load of 5%)	-4.32%	-1.10%
BTS Bond Asset Allocation Fund Class C	-0.03%	0.77%
Barclays Aggregate Bond Index Total Return**	7.84%	7.16%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-287-9820.

** The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.  Index returns assume reinvestment of dividends. Investors may not invest in the Index directly, unlike the Fund's returns, the Index does not reflect any fees or expenses.

*** Inception date is January 4, 2010.

Top Holdings By Industry	% of Net Assets
Mutual Funds	51.3%
Exchange Traded Funds	42.1%
100.0%

BTS Bond Asset Allocation Fund
PORTFOLIO OF INVESTMENTS
December 31, 2011

Shares		Value

	MUTUAL FUNDS - 51.3%
	DEBT FUNDS - 51.3%
1,163,118	Fidelity High Income Fund	$ 10,049,339
562,767	iShares iBoxx $ High Yield Corporate Bond Fund	50,328,253

	TOTAL MUTUAL FUNDS ( Cost - $60,060,204)	60,377,592

	EXCHANGE TRADED FUND - 42.1%
	DEBT FUND - 42.1%
1,289,350	SPDR Barclays Capital High Yield Bond ETF	49,575,507
	TOTAL EXCHANGE TRADED FUND ( Cost - $49,999,961)

	SHORT-TERM INVESTMENTS - 6.2%
	MONEY MARKET FUND - 6.2%
7,226,302	Fidelity Institutional Money Market Portfolio, 0.19%*	7,226,302

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $7,226,302)

	TOTAL INVESTMENTS - 99.6% ( Cost - $117,286,467) (a)	$ 117,179,401
	ASSETS LESS OTHER LIABILITIES - 0.4%	451,263
	NET ASSETS - 100.0%	$ 117,630,664

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $117,286,467 and differs from market value by net unrealized appreciation/(depreciation) on securities as follows:
	Unrealized appreciation	$ 328,318
	Unrealized depreciation	(435,384)
	Net unrealized depreciation	$ (107,066)

* Interest rate reflects seven-day effective yield on December 31, 2011.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS
Investment securities:
At cost	$ 117,286,467
At value	$ 117,179,401
Receivable for Fund shares sold	20,238
Dividends and interest receivable	1,043,900
Prepaid expenses and other assets	32,699
TOTAL ASSETS	118,276,238

LIABILITIES
Payable for Fund shares repurchased	463,498
Investment advisory fees payable	100,066
Distribution (12b-1) fees payable	33,960
Fees payable to other affiliates	20,695
Accrued expenses and other liabilities	27,355
TOTAL LIABILITIES	645,574
NET ASSETS	$ 117,630,664

Net Assets Consist Of:
Paid in capital	$ 120,947,063
Undistributed net investment income	42,345
Accumulated net realized loss from security transactions	(3,251,678)
Net unrealized depreciation of investments	(107,066)
NET ASSETS	$ 117,630,664

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 103,515,841
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10,527,144
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.83
Maximum offering price per share (Maximum sales charge of 5.00%) (b)	$ 10.35

Class C Shares:
Net Assets	$ 14,114,823
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,433,561
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.85

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(b)	On investments of $5 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge if redeemed during the first 18 months.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

INVESTMENT INCOME
Dividends	$ 5,969,162
Interest	72,489
TOTAL INVESTMENT INCOME	6,041,651

EXPENSES
Investment advisory fees	1,456,716
Distribution (12b-1) fees:
Class A	329,365
Class C	140,020
Administrative services fees	123,666
Transfer agent fees	69,162
Registration fees	47,893
Accounting services fees	46,190
Professional fees	24,166
Printing and postage expenses	20,135
Compliance officer fees	17,905
Custodian fees	17,644
Non 12B-1 Shareholder Service	14,676
Trustees' fees and expenses	5,088
Insurance expense	2,976
Other expenses	53,826
TOTAL EXPENSES	2,369,428

NET INVESTMENT INCOME	3,672,223

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP TRANSACTIONS
Net realized loss from:
Security transactions	(3,429,439)
Swap transactions	(179,167)
Net realized loss from investments and swap transactions	(3,608,606)

Distributions of realized gains from underlying investment companies	340,489

Net change in unrealized depreciation on investments	(111,808)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND SWAP TRANSACTIONS	(3,379,925)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 292,298

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2011	December 31, 2010 (a)

FROM OPERATIONS
Net investment income	$ 3,672,223	$ 1,867,733
Net realized gain/(loss) from investments and swap transactions	(3,608,606)	1,045,597
Distributions of realized gains from underlying investment companies	340,489	1,832
Net change in unrealized appreciation/(depreciation) on investments	(111,808)	4,742
Net increase in net assets resulting from operations	292,298	2,919,904

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(3,358,754)	(1,909,527)
Class C	(261,580)	(52,720)
From net realized gains
Class A	(132,730)	(752,460)
Class C	(18,082)	(57,748)
Net decrease in net assets from distributions to shareholders	(3,771,146)	(2,772,455)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	33,856,252	192,375,578
Class C	6,157,046	12,796,365
Reinvestment of dividends and distributions to shareholders:
Class A	3,387,726	2,613,225
Class C	264,024	102,177
Redemption fee proceeds:
Class A	9,010	22,908
Class C	936	282
Payments for shares redeemed:
Class A	(91,614,858)	(34,215,689)
Class C	(4,310,254)	(482,665)
Net increase/(decrease) in net assets from shares of beneficial interest	(52,250,118)	173,212,181

TOTAL INCREASE/DECREASE IN NET ASSETS	(55,728,966)	173,359,630

NET ASSETS
Beginning of Period	173,359,630	-
End of Period *	$ 117,630,664	$ 173,359,630
* Includes undistributed net investment income of:	$ 42,345	$ 8,819

SHARE ACTIVITY
Class A:
Shares Sold	3,397,329	19,156,138
Shares Reinvested	343,801	258,331
Shares Redeemed	(9,238,994)	(3,389,461)
Net increase/(decrease) in shares of beneficial interest outstanding	(5,497,864)	16,025,008

Class C:
Shares Sold	618,171	1,261,883
Shares Reinvested	26,786	10,122
Shares Redeemed	(436,206)	(47,195)
Net increase in shares of beneficial interest outstanding	208,751	1,224,810

(a) BTS Bond Asset Allocation Fund commenced operations on January 4, 2010.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	For the		For the
	Year Ended		Period Ended
	December 31,		December 31,
	2011		2010 (1)

Net asset value, beginning of period	$ 10.05		$ 10.00
Activity from investment operations:
Net investment income (2)	0.26		0.14
Net realized and unrealized gain/(loss)
on investments	(0.20)		0.09
Total from investment operations	0.06		0.23

Paid-in-capital from redemption fees (2,3)	0.00		0.00

Less distributions from:
Net investment income	(0.27)		(0.13)
Net realized gains	(0.01)		(0.05)
Total distributions	(0.28)		(0.18)

Net asset value, end of period	$ 9.83		$ 10.05

Total return (4)	0.62%	(5)	2.27%	(6)

Net assets, end of period (000s)	$ 103,516		$ 161,047

Ratio of expenses to average
net assets (7)	1.55%		1.51%	(8)

Ratio of net investment income to
average net assets (7,9)	2.59%		1.36%	(8)

Portfolio Turnover Rate	462%		641%	(6)

(1)	The BTS Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value of financial reporting purposes and the returns based upon those net asset values may differ from the net asset valueds and returns for shareholder transactions.
(6) Not annualized.
(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(8) Annualized.
(9)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	For the	For the
	Year Ended	Period Ended
	December 31,	December 31,
	2011	2010 (1)

Net asset value, beginning of period	$ 10.05	$ 10.00
Activity from investment operations:
Net investment income (2)	0.19	0.08
Net realized and unrealized gain/(loss)
on investments	(0.20)	0.08
Total from investment operations	(0.01)	0.16

Paid-in-capital from redemption fees (2,3)	0.00	0.00

Less distributions from:
Net investment income	(0.18)	(0.06)
Net realized gains	(0.01)	(0.05)
Total distributions	(0.19)	(0.11)

Net asset value, end of period	$ 9.85	$ 10.05

Total return (4)	-0.03%	1.56%	(5)

Net assets, end of period (000s)	$ 14,115	$ 12,313

Ratio of expenses to average
net assets (6)	2.30%	2.26%	(7)

Ratio of net investment income to
average net assets (6,8)	1.84%	0.61%	(7)

Portfolio Turnover Rate	462%	641%	(5)

(1)	The BTS Asset Allocation Fund commenced operations on January 4, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends.
(5) Not annualized.
(6)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

 ORGANIZATION

The BTS Bond Asset Allocation Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares: Class A shares and Class C shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.00%.  Class C shares are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.  In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 60,377,592	-	-	$ 60,377,592
Exchange Traded Funds	49,575,507	-	-	49,575,507
Short-Term Investments	7,226,302	-	-	7,226,302
Total Investments	$ 117,179,401	-	-	$ 117,179,401

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $577,499,718 and $464,495,157, respectively.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the year ended December 31, 2011 the Fund’s trades of swap contracts resulted in a net loss of $179,167 which is included in the net realized loss from swap transactions in the Statement of Operations.  As of December 31, 2011, the Fund did not have any open swap contracts.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, transfer agent, and custody administration services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.  During the year ended December 31, 2011, the Distributor received $60,661 in underwriting commissions for sales of Class A shares, of which $9,167 was retained by the principal underwriter or other affiliated broker-dealers.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit Committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended December 31, 2011, Class A and Class C shares assessed $9,010 and $936, respectively, in redemption fees.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2011	December 31, 2010
Ordinary Income	$ 3,769,314	$ 2,772,455
Long-Term Capital Gain	1,832	-
	$ 3,771,146	$ 2,772,455

The difference between the book basis and tax basis character of distributions as of December 31, 2011 is primarily attributable to the reclass of short-term capital gains to ordinary income.

As of December 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other Losses	(Depreciation)	Earnings/(Deficits)
$ 42,345	$ -	$ (3,251,678)	$ -	$ (107,066)	$ (3,316,399)

At December 31, 2011, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total
$ 3,251,678	$ -	$ 3,251,678

Permanent book and tax differences, primarily attributable to adjustments for swaps, resulted in reclassification for the period ended December 31, 2011 as follows: a decrease in undistributed net investment income of $18,363 and a decrease in accumulated net realized loss from security transactions of $18,363.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8. UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of its assets in iShares iBoxx $ High Yield Corporate Bond Fund and SPDR Barclays Capital High Yield Bond ETF.  The Funds may redeem its investments at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the iShares iBoxx $ High Yield Corporate Bond Fund and SPDR Barclays Capital High Yield Bond ETF.  The financial statements of the the iShares iBoxx $ High Yield Corporate Bond Fund and SPDR Barclays Capital High Yield Bond ETF, including the portfolio of investments, can be found at the Funds website, www.ishares.com and www.spdrs.com, respectively or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of December 31, 2011, the percentage of the Fund’s net assets invested in the the iShares iBoxx $ High Yield Corporate Bond Fund and SPDR Barclays Capital High Yield Bond ETF was 42.8% and 42.1%, respectively.

BTS Bond Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

9. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of BTS Bond Asset Allocation Fund

We have audited the accompanying statement of assets and liabilities of BTS Bond Asset Allocation Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period January 4, 2010 (commencement of operations) through December 31, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BTS Bond Asset Allocation Fund as of December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period January 4, 2010 through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 29, 2012

BTS Bond Asset Allocation Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2011

As a shareholder of the BTS Bond Asset Allocation Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the BTS Bond Asset Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the BTS Bond Asset Allocation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period 7/1/11 – 12/31/11*
Class A	$1,000.00	$1,017.20	$8.08
Class C	$1,000.00	$1013.40	$11.88

Hypothetical (5% return before expenses)	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Paid During Period 7/1/11 - 12/31/11*
Class A	$1,000.00	$1,017.19	$8.08
Class C	$1,000.00	$1,013.41	$11.88

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 1.59% for Class A and 2.34% for Class C, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement – BTS Bond Asset Allocation Fund (Unaudited)

In connection with a regular meeting held on March 23, 2011, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of an investment advisory agreement (the “Agreement”) between BTS Asset Management, Inc. (“BTS” or the “Advisor”) and the Trust, on behalf of BTS Bond Asset Allocation Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, (b) operations and financial condition; (c) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (d) the Fund’s overall fees and operating expenses compared with similar mutual funds; (e) the Fund’s performance compared with key indices; and (f) the overall organization of the Adviser

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the extent of BTS’s research capabilities, the quality of the firm’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed BTS’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of BTS’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board recognized that the Fund underperformed the benchmark and reviewed the reasons for said underperformance by the Adviser. The Board concluded that the Adviser’s long term track record is solid and the Board agreed to continue to monitor the Adviser’s performance.

Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the current asset levels of BTS, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

BTS Bond Asset Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

BTS Bond Asset Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2011

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR

BTS Asset Management, Inc.

420 Bedford Street Suite 340

Lexington, MA 02420

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2010 - $13,500

2011 - $13,500

(b)

Audit-Related Fees

2010 – None

2011 – None

(c)

Tax Fees

2010 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2010 - None

2011 - None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2010 - $2,000

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

03/09/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

03/09/2012

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

03/09/2012